Exhibit 99.1

Forafric Global PLC, a Leading Agribusiness Company Specializing in Wheat Processing, to Commence Trading on Nasdaq Capital Market Under Ticker Symbol ‘AFRI’

Globis Acquisition Corp. Completes Business Combination with Forafric;

Lists First African Agribusiness and First Moroccan-based Company on a Major U.S. Exchange

New York, NY / Casablanca, Morocco / Gibraltar - June 10, 2022 — Globis Acquisition Corp. (NASDAQ: GLAQU, GLAQ, GLAQW, or “Globis”), a special purpose acquisition company, today announced that it has closed a business combination with Forafric Agro Holdings Limited, a global agribusiness company serving Africa (the “Business Combination”). The transaction was approved at a special meeting of Globis’ stockholders on June 9, 2022.

The combined company, which will do business as Forafric Global PLC (“Forafric”), expects that its ordinary shares and public warrants will commence trading on the Nasdaq Capital Market under the new trading symbols ‘AFRI’ and ‘AFRIW,’ respectively, starting on Friday, June 10, 2022.

In conjunction with the business combination, Forafric raised $44.8 million in new capital, which includes $19.4 million in a SPAC trust account. The company plans to use the proceeds to support its strategic and operational plans for expansion.

Saad Bendidi, Chairman of Forafric, commented, “The business combination and additional capital raised in partnership with Globis will enable us to expand beyond our current footprint and scale production to help address the large and growing need for food security across Africa. Grain milling is a critical industry with robust demand. Population growth and concerns about global food supply that are being exacerbated by current geopolitical conditions emphasize the need for proven operations such as ours. By leveraging our highly scalable business model and extensive distribution network, we plan to expand beyond Africa and play a larger role in the global supply of grains, such as wheat, and other grain products.”

Additional information about the business combination is available in a Current Report on Form 8-K filed by Globis with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

McDermott Will & Emery LLP acted as legal advisor to Globis. Cohen Tauber Spievack & Wagner P.C. acted as legal advisor to Forafric.

About Forafric

Forafric is a leading agribusiness player in Africa with activities in Morocco and Sub Saharan Africa. It is the milling industry leader with a complete range of flour and semolina, and secondary processing products such as pasta and couscous. The Group operates 12 industrial units, and 2 logistics platforms. Forafric exports its products to more than 45 countries around the world. Forafric intends to continue expanding both in Morocco and in Africa, and contributing to growing Africa food security.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the commencement of trading of Forafric’s ordinary shares and public warrants on Nasdaq, Forafric’s expected growth, the estimated or anticipated future results and benefits of Forafric following the Business Combination, including future opportunities for Forafric. These statements are based on various assumptions and on the current expectations of Forafric management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Forafric. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in the definitive proxy statement/prospectus filed by Globis under the heading “Risk Factors,” and other documents of Globis filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks not presently known to Forafric or that Forafric currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this press release. Forafric anticipates that subsequent events and developments will cause Forafric’s assessments to change. However, while Forafric may elect to update these forward-looking statements at some point in the future, Forafric specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forafric’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements..

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